                                               Filed under Rule 497(e)
                                               File Nos. 33-49552 and 811-06740

                                  PROSPECTUS
                                --------------

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                  CITI(SM) INSTITUTIONAL ENHANCED INCOME FUND
                             CLASS I AND Y SHARES
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December 29, 2003
(as supplemented on June 9, 2004)


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                     CITIFUNDS(R)
                             --------------------
                             INSTITUTIONAL SERIES


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 INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
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

                        TABLE OF CONTENTS

FUND AT A GLANCE ................................................        3

FUND PERFORMANCE ................................................        6

FUND FEES AND EXPENSES ..........................................        7

YOUR ACCOUNT ....................................................        8
      How To Buy Shares .........................................        8
      How The Price Of Your Shares Is Calculated ................        8
      How To Sell Shares ........................................        9
      Exchanges .................................................        9
      Dividends .................................................        9
      Tax Matters ...............................................       10

MANAGEMENT OF THE FUND ..........................................       11
      Management ................................................       11
      Management Fees ...........................................       11
      Distribution Arrangements .................................       11
      Recent Developments .......................................       12

MORE ABOUT THE FUND .............................................       12
      Principal Investment Strategies ...........................       13

FUND AT A GLANCE

Citi Institutional Enhanced Income Fund invests primarily in money market instruments and short-term debt securities denominated in U.S. dollars. PLEASE NOTE THAT THE FUND IS NOT A MONEY MARKET FUND, AND IS NOT SUBJECT TO THE STRICT RULES THAT GOVERN THE QUALITY, MATURITY AND OTHER FEATURES OF SECURITIES THAT MONEY MARKET FUNDS MAY PURCHASE. The Fund is designed to generate a higher yield than a money market fund, although there can be no assurance that this will be the case.

CITI INSTITUTIONAL ENHANCED INCOME FUND
This summary briefly describes Citi Institutional Enhanced Income Fund and the principal risks of investing in it. For more information, see MORE ABOUT THE FUNDS on page 12.

FUND GOAL

The Fund's goal is to provide its shareholders with a higher level of income than a money market fund and greater principal safety and stability than a portfolio investing in intermediate and long-term fixed-income securities. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES
The Fund invests primarily in money market instruments and short-term debt securities denominated in U.S. dollars. INVESTORS SHOULD NOTE THAT THE FUND IS NOT A MONEY MARKET FUND, AND IS NOT SUBJECT TO THE STRICT RULES THAT GOVERN THE QUALITY, MATURITY AND OTHER FEATURES OF SECURITIES THAT MONEY MARKET FUNDS MAY PURCHASE. The Fund's investments may include:

  o obligations of U.S. and non-U.S. banks;

  o corporate debt obligations and asset backed securities;

  o short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations;

  o obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada; and

  o mortgage-backed securities.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers' acceptances.

Under normal circumstances, the Fund's assets will consist of money market instruments and short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's), and other securities rated at least A- by Moody's or A-3 by Standard & Poor's. Asset-backed securities purchased by the Fund will generally be rated Aaa by Moody's or AAA by Standard & Poor's. With respect to any type of security, the Fund may also invest in unrated securities that Citi Fund Management Inc., the Fund's manager, determines are of comparable quality to rated securities in which the Fund might otherwise invest.

Unlike a money market fund, the Fund may invest in securities having a remaining maturity in excess of 397 days. The values of longer-term debt securities tend to fluctuate more in response to interest rates and other events than the values of shorter-term debt securities.

The average maturity of the Fund's investments (on a dollar-weighted basis) usually will be one year or less, unlike money market funds, which are required to invest in securities having an average maturity of 90 days or less. The Fund may invest in securities whose maturities exceed one year, and these securities may include fixed rate obligations with final maturities of up to approximately three years from the date of acquisition, and floating rate obligations with final maturities of up to approximately five years from the date of acquisition. The Fund is not a money market fund and is designed to generate a higher yield than a money market fund, although there can be no assurance that this will be the case.

Unlike a money market fund, the Fund will not attempt to maintain a stable net asset value per share, and may pursue investment strategies that cause the Fund's net asset value per share to fluctuate.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS
Investing in a mutual fund involves risk. It is possible to lose money if you invest in the Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund's Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

YIELD FLUCTUATION. The Fund invests in money market instruments and debt securities having remaining maturities of up to five years. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in interest rates. Investing in higher quality, shorter-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund income.

INTEREST RATE AND MARKET RISK. A change in interest rates or a significant decline in the market value of a Fund investment or other market event could cause the value of an investment in the Fund, or its yield, to decline. A substantial portion of the Fund's assets may be invested in fixed-income securities, the value of which tend to be particularly responsive to changes in interest rates. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income security can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income security can generally be expected to decline.

CREDIT RISK. It is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline. In addition, securities rated below the highest applicable rating category for debt obligations or comparable unrated securities may be more susceptible to the adverse effects of changes in circumstances and economic conditions affecting issuers' creditworthiness than securities rated in the highest rating category or comparable unrated securities. You should note that because the Fund may invest in securities that are rated below the highest rating category for debt obligations or in unrated securities that the Manager determines are of comparable quality, the Fund is subject to greater credit risk than a money market fund.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the prepaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Mortgage-backed securities, including collateralized mortgage obligations or CMOs, are particularly susceptible to prepayment risk and their prices may be more volatile than a security having no pre-payment option.

FOREIGN SECURITIES. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to those in the U.S. and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The Manager may fail to pick securities that perform well because it is unable to predict accurately the direction of interest rates or to assess other economic factors. In that case, you may lose money, or your investment may not do as well as an investment in another fixed income fund.

CONCENTRATION IN THE BANKING INDUSTRY. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

FUND PERFORMANCE
Since the Fund had no outstanding shares as of the calendar year ended December 31, 2002, performance information for the Fund is not included in this Prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   FEE TABLE
   SHAREHOLDER FEES - Fees Paid Directly From Your Investment
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   Maximum Sales Charge (Load) Imposed on Purchases                     None
   Maximum Deferred Sales Charge (Load)                                 None

   ANNUAL FUND OPERATING EXPENSES(1) Expenses That Are Deducted From Fund Assets
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                                                            CLASS I     CLASS Y
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   Management Fees                                          0.15%       0.15%
   Distribution (12b-1) Fees (includes service fees)        0.10%       0.25%
   Other Expenses(2)                                        0.10%       0.10%
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   Total Annual Operating Expenses*                         0.35%       0.50%
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     * Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 0.20% and 0.35% for Class I and Class Y shares, respectively.
       These fee waivers and reimbursements may be reduced or terminated at any time.
   (1) The Fund invests in securities through an underlying mutual fund, Institutional Enhanced Portfolio. This table reflects the expenses of both the Fund and Institutional Enhanced Portfolio.
   (2) The amounts set forth in "Other Expenses" have been estimated based on expenses the Fund expects to incur during its current fiscal year.
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EXAMPLE

   ----------------------------------------------------------------------------
   This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

     o you invest $10,000 in the Fund for the time periods indicated;

     o you then sell all of your shares at the end of those periods;

     o you reinvest all dividends and distributions;

     o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

     o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary waivers and reimbursements.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 YEAR       3 YEARS
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   CLASS I                                               $36           $113
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   CLASS Y                                               $51           $160
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
YOUR ACCOUNT

HOW TO BUY SHARES
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor, financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). The Fund offers Class I and Class Y shares with different expense levels through this Prospectus. All share classes may not be made available by each Service Agent. For more information, or to purchase shares directly from the Fund, please call the Fund's sub-transfer agent at 1-800-331-1792.

The Fund does not, but your Service Agent may, impose a minimum initial or subsequent investment requirement. Shares are purchased at net asset value the next time it is calculated after your order is received in proper form by the Fund. The Fund and its distributor have the right to reject any purchase order or cease offering Fund shares at any time.

Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for which your Service Agent acts. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's sub-transfer agent.

HOW THE PRICE OF YOUR SHARES IS CALCULATED
The Fund calculates its net asset value (NAV) every day the New York Stock Exchange is open for trading at the close of regular trading (normally 4:00 p.m., Eastern time). On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. NAV is calculated separately for each class of shares.

Short-term securities (maturing in 60 days or less) are valued at amortized cost. Securities with longer maturities are valued primarily on the basis of market prices or quotations. When reliable market prices or quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Fund's Board of Trustees. The Fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined and the time at which the Fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

HOW TO SELL SHARES
You may sell (redeem) your shares Monday through Friday, except on certain holidays. You may make redemption requests in writing through the Fund's sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the sub-transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund's sub-transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV the next time it is calculated after your redemption request has been received by the sub-transfer agent. Fund shares are redeemed without a sales charge.

You will receive your redemption proceeds in federal funds normally one business day after the business day on which you sell your shares but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists.

The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes when you redeem shares.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum balance. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

EXCHANGES
Shares may be exchanged for shares of any other fund offered in the no-load family of CitiFunds(R). You may place exchange orders through the sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The sub-transfer agent or your Service Agent can provide you with more information.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes when you exchange shares.

DIVIDENDS

The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day after your purchase order becomes effective. You will receive dividends through the day your redemption order is received and accepted, but not on the following business day when your redemption proceeds will normally be paid. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.


The Fund generally makes capital gain distributions, if any, once a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax.

TAX MATTERS
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

TAXATION OF THE FUND: As long as the Fund qualifies for treatment as a regulated investment company (which it intends to do in its first and each subsequent taxable year), it will pay no federal income tax on the earnings it distributes to its shareholders.

TAXATION OF DISTRIBUTIONS: You will normally have to pay federal income tax on distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as "qualified dividend income," which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

Fund distributions of net capital gains or net short-term capital gains will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

STATE AND LOCAL TAXES: Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

TAXATION OF TRANSACTIONS: If you redeem or sell your shares of the Fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

NON-U.S. SHAREHOLDERS: The Fund will withhold U.S. federal income tax payments at the rate of 30% on taxable dividends and other payments subject to such withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING: The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph. Prospective investors should read the Fund's account application for additional information regarding backup withholding of federal income tax.

MANAGEMENT OF THE FUND

MANAGEMENT
The Fund's investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The Manager selects the Fund's investments, oversees its operations, and provides administrative services. The Manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. A team of individuals employed by the Manager manages the day-to-day operations of the Fund.

Citi Fund Management Inc. was established in 2001 to take over the mutual fund-related investment advisory operations of Citibank, N.A. and together with Citibank affiliates in New York, London, Frankfurt, Tokyo and Hong Kong provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

MANAGEMENT FEES
For its services, Citi Fund Management is entitled to receive a fee of 0.15% of the Fund's average daily net assets.

DISTRIBUTION ARRANGEMENTS
The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted separate service plans under rule 12b-1 of the Investment Company Act of 1940 pertaining to Class I and Class Y shares of the Fund. The service plans allow the Fund to pay monthly service fees as a percentage of the average daily net assets represented by that class of shares, at an annual rate not to exceed the following:

Class I                   0.10%
Class Y                   0.25%

These fees may be used to make payments to the distributor and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plans are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the Fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

RECENT DEVELOPMENTS
During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the Fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the Fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

MORE ABOUT THE FUND
The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE. More information on investments and investment strategies appears below.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's principal investment strategies are the strategies that, in the opinion of the Manager, are most likely to be important in trying to achieve the Fund's investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund invests in U.S. dollar-denominated money market instruments and short-term debt securities. The average maturity of the investments held by the Fund (on a dollar-weighted basis) usually will be one year or less, unlike money market funds, which are required to invest in securities having an average maturity of 90 days or less. The Fund may invest in securities whose maturities exceed one year, and these securities may include fixed rate obligations with final maturities of up to approximately three years from the date of acquisition and floating rate obligations with final maturities of up to approximately five years from the date of acquisition.

Under normal circumstances, the Fund's assets will consist of money market instruments and short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's), and other securities rated at least A- by Moody's or A-3 by Standard & Poor's. Asset-backed securities purchased by the Fund will generally be rated Aaa by Moody's or AAA by Standard & Poor's. With respect to any type of security, the Fund may also invest in unrated securities that Citi Fund Management Inc., the Fund's manager, determines are of comparable quality to rated securities in which the Fund might otherwise invest.

UNLIKE A MONEY MARKET FUND, THE FUND MAY INVEST IN SECURITIES HAVING A REMAINING MATURITY IN EXCESS OF 397 DAYS. THE VALUES OF LONGER-TERM DEBT SECURITIES TEND TO FLUCTUATE MORE IN RESPONSE TO INTEREST RATES AND OTHER EVENTS THAN THE VALUES OF SHORTER-TERM DEBT SECURITIES.

The Fund's investments may include obligations of U.S. and non-U.S. banks, commercial paper, asset-backed securities, short-term obligations of the U.S. government and its agencies and instrumentalities, repurchase agreements for these obligations, and obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. The Fund's U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers' acceptances. The Fund's investment goals and policies may be changed without a shareholder vote.

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  WHAT ARE MONEY MARKET INSTRUMENTS?

  Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short-term unsecured debt), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  WHAT ARE DEBT SECURITIES?

  Debt securities generally represent a debt obligation of an issuer, and include BONDS, SHORT-TERM OBLIGATIONS, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, AND PREFERRED STOCK. Debt securities, in general, offer a fixed stream of cash flow. Most bond investments focus on generating income. The potential for capital appreciation is a secondary objective. The value of debt securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other market and credit factors.
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER. Securities of the Fund will be sold whenever the Manager believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of the activity increases.

INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its underlying fund at any time, and will do so if the Fund's Trustees believe that to be in the shareholders' best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities.

MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. The Manager uses a "top-down" approach when selecting securities for the Fund. When using a "top-down" approach, the Manager looks first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the Manager selects optimal interest rates and maturities and chooses certain sectors or industries within the overall market. The Manager then looks at individual companies within those sectors or industries to select securities for the investment portfolio.

Many of the Fund's investments are held until maturity. The Manager may sell a security before maturity when it is necessary to do so to meet redemption requests. The Manager may also sell a security if the Manager believes the issuer is no longer creditworthy, or in order to adjust the average weighted maturity of the Fund's portfolio (for example, to reflect changes in the Manager's expectations concerning interest rates), or when the Manager believes there is superior value in other market sectors or industries.

The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance. Because the Fund is new, it has not, as of the date of this Prospectus, issued any shareholder reports.

To obtain free copies of the SAI or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at:
1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.



SEC File Number: 811-6740                                               FD02756

                                                                    Rule 497(e)
                                                             File Nos. 33-49552
                                                                  and 811-06740

                                   SUPPLEMENT
                             DATED JUNE 9, 2004 TO
                     THE PROSPECTUS DATED DECEMBER 29, 2003
                                       OF
                     SVB SECURITIES ENHANCED INCOME SHARES
                                   A CLASS OF
                    CITI INSTITUTIONAL ENHANCED INCOME FUND

     The following replaces the first paragraph under the heading "Dividends" in the prospectus:

The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day after your purchase order becomes effective. You will receive dividends through the day your redemption order is received and accepted, but not on the following business day when your redemption proceeds will normally be paid. Dividends are distributed once a month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.